UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2022

TRANSUNION

(Exact name of registrant as specified in its charter)

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street

Chicago, Illinois 60661

(Address of principal executive offices) (Zip Code)

(312) 985-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On January 25, 2022, Charles E. Gottdiener was appointed by the Board of Directors as a director of TransUnion, effective as of February 1, 2022, to fill a current vacancy on the Board. Mr. Gottdiener will serve as a Class I director for the balance of the term expiring at the 2022 annual meeting of stockholders and until the election and qualification of his successor. Mr. Gottdiener joined TransUnion in December 2021 as part of its acquisition of Neustar, Inc. (“Neustar”), where Mr. Gottdiener served as President and Chief of Executive Officer since 2018. Beginning on April 1, 2022, the date on which Mr. Gottdiener will no longer be a TransUnion employee, he will be compensated in accordance with TransUnion’s standard compensation policies and practices for the non-employee members of the Board. The Board has not yet determined Mr. Gottdiener’s committee assignments. There are no arrangements or understandings between Mr. Gottdiener and any other person pursuant to which Mr. Gottdiener was appointed as a director. Mr. Gottdiener is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On January 25, 2022, the Board of Directors appointed Mr. Venkat Achanta as Executive Vice President, Chief Data & Analytics Officer of TransUnion, effective as of February 1, 2022. Mr. Achanta joined TransUnion in December 2021 as part of the Neustar acquisition.

A copy of the press release announcing Mr. Gottdiener’s and Mr. Achanta’s appointments is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	TransUnion Press Release dated January 27, 2022

Exhibit 104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2022

TRANSUNION

By:	/s/ Todd M. Cello
Name:	Todd M. Cello
Title:	Executive Vice President, Chief Financial Officer